SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):  October 12, 1999


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)

       1-2918                                            61-0122250
(Commission File Number)                             (I.R.S. Employer
                                                     Identification No.)


50 E. RiverCenter Boulevard, Covington, Kentucky         41012-0391
    (Address of principal executive offices)             (Zip Code)


      P.O. Box 391, Covington, Kentucky                  41012-0391
           (Mailing Address)                             (Zip Code)


    Registrant's telephone number, including area code (606) 815-3333




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Item 5.  Other Events

     On October 12, 1999, Ashland Inc. announced that it has informed the Copenhagen Stock Exchange that shareholders representing more than 90% of the share capital of Superfos a/s have accepted Ashland's September 27, 1999 offer, and that Ashland will implement the tender offer. The accepting shareholders will receive payment on Tuesday, October 19, 1999.
     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits
         99.1     Press Release dated October 12, 1999.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ASHLAND INC.
                                        -----------------------------------
                                               (Registrant)



Date:   October 12, 1999                       /s/ David L. Hausrath
                                               -------------------------------
                                               Name:     David L. Hausrath
                                               Title:    Vice President and
                                                         General Counsel


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                               Exhibit Index

Exhibit No.

    99.1     Press Release dated October 12, 1999.